UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2004

XTEN NETWORKS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

320-5201 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and Zip Code)

(408) 876-4346
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2004 we entered into stock option agreements with the following employees, granting the right to purchase a total of 495,000 shares of our common stock as follows, at an exercise price of $1.06 per share, exercisable for a period of 5 years:

Name	Number of Stock Options
Alexius Nazarevich	30,000
Clayton Blacker	30,000
Franki Hui	40,000
Gregory McGarry	50,000
Jihad Barhum	30,000
Kainian (Kenny) Bian	40,000
Lorne Reicher	150,000
Tiffany Dawn Zinck	25,000
Tim Painter	50,000
XueDong (James) Zhang	50,000
Total	495,000

The options will vest as to 25% of the options on each of the anniversary dates of the grant of the options, such that all options will be vested on the fourth anniversary of the date of grant of the options.

On January 13, 2005 we entered into a stock option agreement with the one employee, Milan Dimitijevic, granting him the right to purchase a total of 60,000 shares of our common stock as follows, at an exercise price of $1.15 per share, exercisable for a period of 5 years:

The options will vest as to 25% of the options on each of the anniversary dates of the grant of the options, such that all options will be vested on the fourth anniversary of the date of grant of the options.

On January 31, 2005 we entered into stock option agreements with the following employees, granting the right to purchase a total of 115,000 shares of our common stock as follows, at an exercise price of $1.10 per share, exercisable for a period of 5 years:

Name	Number of Stock Options
Katayoun (Kate) Farrahi	50,000
Sylvain Marcotte	65,000
Total	115,000

The options will vest as to 25% of the options on each of the anniversary dates of the grant of the options, such that all options will be vested on the fourth anniversary of the date of grant of the options.

On February 7, 2005 we entered into stock option agreements with the following employees, granting the right to purchase a total of 380,000 shares of our common stock as follows, at an exercise price of $1.06 per share, exercisable for a period of 5 years:

Name	Number of Stock Options
Adrian Avramescu	25,000
Bogdan Krakowski	100,000
Hin Leung (Nelson) Hung	100,000
Helge Brueggmann	60,000
Hesty Panoewiharjo	40,000
Yillin (Daniel) Shi	55,000
Total	380,000

The options will vest as to 25% of the options on each of the anniversary dates of the grant of the options, such that all options will be vested on the fourth anniversary of the date of grant of the options.

Item 3.02. Unregistered Sales of Equity Securities.

On December 31, 2004 we granted stock options to certain employees for the option to purchase an aggregate of 495,000 shares of our common stock at an exercise price of $1.06 per share, exercisable until December 31, 2009. The options are subject to vesting provisions as set forth in the stock option agreements dated December 31, 2004. We issued the securities to non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On January 13, 2005 we granted stock options to one employee for the option to purchase an aggregate of 60,000 shares of our common stock at an exercise price of $1.15 per share, exercisable until January 13, 2010. The options are subject to vesting provisions as set forth in the stock option agreement dated January 13, 2005. We issued the securities to a non U.S. person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On January 31, 2005 we granted stock options to certain employees for the option to purchase an aggregate of 115,000 shares of our common stock at an exercise price of $1.10 per share, exercisable until January 31, 2010. The options are subject to vesting provisions as set forth in the stock option agreements dated January 31, 2005. We issued the securities to non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

On February 7, 2005 we granted stock options to certain employees for the option to purchase an aggregate of 380,000 shares of our common stock at an exercise price of $1.06 per share, exercisable until February 7, 2010. The options are subject to vesting provisions as set forth in the stock option agreements dated February 7, 2005. We issued the securities to non U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTEN NETWORKS INC.

By: /s/ Mark Bruk
Mark Bruk
Chief Executive Officer, Secretary, Treasurer and Director
Date: February 20, 2005